Long-term Debt	12 Months Ended
Dec. 31, 2012
Long-term Debt [Abstract]
Long-term Debt

9. Long-term Debt

Long-term debt as of December 31, 2012 and 2011 was as follows:

	December 31, 2012	December 31, 2011
Term loan, net of unamortized discount of $4,983 and $7,138	$184,187	$168,733
Borrowings under credit facility	104,407	59,357
6.5% senior convertible notes, net	-	32,050
Capital lease obligations	3,598	5,418
Other obligations	11,628	2,190

Total debt	303,820	267,748
Less: current portion	(7,186)	(33,654)

Long-term debt, net	$296,634	$234,094

Amended and Restated Credit Agreement

Pursuant to an Amendment and Restatement Agreement dated as of November 8, 2012, the Company’s credit agreement dated as of June 30, 2010 (the “2010 Credit Agreement”) was amended and restated in its entirety (the “Amended and Restated Credit Agreement”). The 2010 Credit Agreement consisted of a four-year, $300,000 term loan facility (the “Term Loan Facility”) maturing on June 30, 2014 and a three-year revolving credit facility of $175,000 maturing on June 30, 2013 (the “Revolving Credit Facility”). Under the Amended and Restated Credit Agreement, certain existing lenders under the Revolving Credit Facility, holding an aggregate amount of commitments equal to $115,000, agreed that the maturity applicable to such commitments would be extended one year, to June 30, 2014.

The Amended and Restated Credit Agreement provides for additional term loans in an amount equal to $60,000, which will be pari passu in right of payment with, and secured on a pari passu basis with the Company’s existing Term Loan outstanding under the 2010 Credit Agreement. The additional term loans were drawn in full on the effective date of the Amended and Restated Credit Agreement. The additional term loans were issued at a discount such that the funded portion was equal to 97 percent of the principal amount of additional term loans. The additional term loans will mature on June 30, 2014, the same maturity date as the Company’s existing Term Loan under the 2010 Credit Agreement.

The Company’s primary source of capital is its cash on hand, cash flow from operations and borrowings under its Revolving Credit Facility. Under the 2010 Credit Agreement, the Revolving Credit Facility was available for letters of credit and for revolving loans, which could be used for working capital and general corporate purposes. 100 percent of the Revolving Credit Facility could be used to obtain letters of credit and revolving loans had a sublimit of $150,000. On March 4, 2011, as part of an amendment to the 2010 Credit Agreement, the Company agreed to limit its revolver borrowings to $25,000, with the exception of proceeds from revolving borrowings used to make any payments in respect of both the 2.75% Convertible Senior Notes (the “2.75% Notes”) and the 6.5% Senior Convertible Notes (the “6.5% Notes”), until its Maximum Total Leverage Ratio is 3.00 to 1.00 or less. As such, subsequent to this amendment, on March 15, 2011, the Company borrowed $59,357 under the Revolving Credit Facility to fund the repayment of the 2.75% Notes and borrowed an additional $25,000 under the Revolving Credit Facility on July 20, 2012.

The Amended and Restated Credit Agreement effectively modifies the sublimit described above by including a sublimit for any new borrowings under the Revolving Credit Facility after the effective date of the Amended and Restated Credit Agreement. This sublimit for new borrowings will range from $0 to $50,000 as determined by reference to a formula, which will permit new revolver borrowings only if the Company first makes voluntary prepayments and/or mandatory repayments or prepayments of revolver borrowings from the net proceeds of asset sales, equity issuances or other sources. This new sublimit does not apply to new borrowings under the Revolving Credit Facility which are used to make payments of amounts due or outstanding in respect of the 6.5% Notes. However, if on or after March 31, 2013, the Company has received net proceeds from asset sales or equity issuances equal to or exceeding $90,000, the sublimit for borrowings will be $50,000 with an increase to $75,000 after the close of any fiscal quarter in which its Maximum Total Leverage Ratio is 2.25 to 1.00 or less, in each case, including any borrowings under the Revolving Credit Facility used to make payments of amounts due or outstanding in respect of the 6.5% Notes. As such, in consideration of these modifications, on November 20, 2012, the Company repaid $12,000 of its outstanding borrowings under the Revolving Credit Facility and borrowed $32,050 under the Revolving Credit Facility to fund the repayment of the 6.5% Notes on December 12, 2012.

Interest payable under the 2010 Credit Agreement was determined by the loan type. As of December 31, 2012, the interest rates on the Term Loan Facility and Revolving Credit Facility (both Eurocurrency rate loans) were 9.5% and 4.2%, respectively. Interest payments on Eurocurrency rate loans were payable in arrears on the last day of such interest period, and, in the case of interest periods of greater than three months, on each business day which occurs at three month intervals from the first day of such interest period. Interest payments on base rate loans are payable quarterly in arrears on the last business day of each calendar quarter. The applicable margins for revolving loans under the Amended and Restated Credit Agreement remain unchanged through June 30, 2013. However, beginning on July 1, 2013 and continuing through the June 30, 2014 extended maturity date, the applicable margin on revolving Eurocurrency rate loans increases to 7.5%, and the applicable margin on revolving base rate loans increases to 6.5%, in each case irrespective of the then current Maximum Total Leverage Ratio.

Under the Amended and Restated Credit Agreement, mandatory prepayments in respect of asset dispositions, events of loss and equity issuances may be applied at the option of the Company to revolving loans, outstanding term loans, or any combination thereof, without any reduction in the commitments under the Revolving Credit Facility.

The table below sets forth the primary covenants in the Amended and Restated Credit Agreement, which have been modified from the 2010 Credit Agreement, and the calculation with respect to these covenants at December 31, 2012:

	Covenants Requirements	Actual Ratios at December 31, 2012
Maximum Total Leverage Ratio(1) (debt divided by Consolidated EBITDA) should be less than:	4.00 to 1	3.45
Minimum Interest Coverage Ratio(2) (Consolidated EBITDA divided by Consolidated Interest Expense as defined in the Amended and Restated Credit Agreement) should be equal to or greater than:	2.75 to 1	4.19

(1)	The Maximum Total Leverage Ratio decreases to 3.25 as of March 31, 2013, 3.00 as of June 30, 2013 and 2.75 as of September 30, 2013.
(2)	The Minimum Interest Coverage Ratio increases to 3.00 as of December 31, 2013.

The Maximum Total Leverage Ratio requirement declined to 4.00 to 1 at December 31, 2012 from 5.50 to 1 at September 30, 2012. The Minimum Interest Coverage Ratio increased to 2.75 to 1 at December 31, 2012 from 2.25 to 1 at September 30, 2012. Depending on its financial performance, the Company may be required to request additional amendments, or waivers for the primary covenants, dispose of assets, or obtain refinancing in future periods. There can be no assurance that the Company will be able to obtain additional amendments or waivers, complete asset sales, or negotiate agreeable refinancing terms should it become needed.

The Amended and Restated Credit Agreement also includes customary affirmative and negative covenants, including:

•	Limitations on capital expenditures (greater of $70,000 or 25% of EBITDA).

•	Limitations on indebtedness.

•	Limitations on liens.

•	Limitations on certain asset sales and dispositions.

•	Limitations on certain acquisitions and asset purchases if certain liquidity levels are not maintained.

A default under the Amended and Restated Credit Agreement may be triggered by events such as a failure to comply with financial covenants or other covenants or a failure to make payments when due under the Amended and Restated Credit Agreement; a failure to make payments when due in respect of, or a failure to perform obligations relating to, other debt obligations in excess of $15,000; a change of control of the Company; and certain insolvency proceedings. A default under the Amended and Restated Credit Agreement would permit the Administrative Agent, Crédit Agricole, and the lenders to terminate their commitment to make cash advances or issue letters of credit, require the immediate repayment of any outstanding cash advances with interest and require the cash collateralization of outstanding letter of credit obligations.

As of December 31, 2012, the Company was in compliance with all covenants under the Amended and Restated Credit Agreement.

During the year ended December 31, 2012, the Company made payments of $46,700 against its existing Term Loan that resulted in the recognition of a $3,405 loss on early extinguishment of debt. These losses represent the write-off of unamortized Original Issue Discount and financing costs inclusive of early payment fees.

Incurred unamortized debt issue costs associated with both the Amended and Restated Credit Agreement and the 2010 Credit Agreement are $9,333 and $9,427 as of December 31, 2012 and December 31, 2011, respectively. These debt issue costs are included in “Other assets” on the Consolidated Balance Sheet at December 31, 2012. These costs will continue to be amortized to interest expense over the remaining terms of the Revolving Credit Facility and Term Loan Facility, respectively.

6.5% Senior Convertible Notes

In December 2005, the Company completed a private placement of $65,000 aggregate principal amount of its 6.5% Notes, pursuant to a purchase agreement. During the first quarter of 2006, the initial purchasers of the 6.5% Notes exercised their options to purchase an additional $19,500 aggregate principal amount of the 6.5% Notes. The primary offering and the purchase option of the 6.5% Notes totaled $84,500. The 6.5% Notes were subject to the terms and conditions of the Indenture governing the 6.5% Notes.

On November 7, 2012, following receipt of the required consents, the Company entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) to the Indenture for the 6.5% Notes. The Fifth Supplemental Indenture further amended Section 6.13 of the Indenture so that certain restrictions on the Company’s ability to incur indebtedness were not applicable to borrowings by the Company under the Amended and Restated Credit Agreement during the period from and including the effective date of the Fifth Supplemental Indenture through and including December 15, 2012. The 6.5% Notes matured on December 15, 2012 and the Company repaid the 6.5% Notes in full, which consisted of a cash payment of $33,092 to the holders of the 6.5% Notes, which included $1,042 of accrued interest and the $32,050 outstanding principal balance. In order to fund the repayment, the Company borrowed $32,050 under the Revolving Credit Facility. The 6.5% Notes were general senior unsecured obligations. Interest was paid semi-annually on June 15 and December 15. Upon maturity, the principal amount plus the accrued interest through the day prior to the maturity date was payable only in cash.

The amount of interest expense recognized and effective interest rate related to this debt for the years ended December 31, 2012, 2011, and 2010 were as follows:

	Year Ended December 31,
	2012	2011	2010
Contractual coupon interest	$1,996	$2,083	$2,083
Amortization of discount	—	—	600

Interest expense	$1,996	$2,083	$2,683

Effective interest rate	6.50%	6.50%	8.46%

2.75% Convertible Senior Notes

In 2004, the Company completed a primary offering of $60,000 of the 2.75% Notes. In addition, the initial purchasers of the 2.75% Notes exercised their option to purchase an additional $10,000 aggregate principal amount of the 2.75% Notes. The primary offering and purchase option of the 2.75% Notes totaled $70,000. The holders of the 2.75% Notes had the right to require the Company to purchase the 2.75% Notes, including unpaid interest, on March 15, 2011, 2014, and 2019 or upon a change of control related event. On March 15, 2011, the holders exercised their right and the Company made a cash payment of $59,357 to the holders, which included $332 of accrued interest. In order to fund the purchase, the Company borrowed $59,357 under the Revolving Credit Facility. The 2.75% Notes were general senior unsecured obligations. Interest was paid semi-annually on March 15 and September 15. The 2.75% Notes would have matured on March 15, 2024 if the notes had not been repurchased earlier. Upon maturity, the principal amount plus the accrued interest through the day prior to the maturity date was payable only in cash.

The amount of interest expense recognized and effective interest rate related to this debt for the years ended December 31, 2012, 2011, and 2010 were as follows:

	Year Ended December 31,
	2012	2011	2010
Contractual coupon interest	$—	$—	$1,632
Amortization of discount	—	—	2,604

Interest expense	$—	$—	$4,236

Effective interest rate	N/A	N/A	7.40%

Capital Leases

The Company has entered into multiple capital lease agreements to acquire various construction and transportation equipment which have a weighted average of interest paid of 7.71 percent. Assets held under capital leases at December 31, 2012 and 2011 are summarized below:

	December 31,
	2012	2011
Construction equipment	$3,615	$3,615
Transportation equipment	2,619	2,619
Furniture and equipment	3,506	3,562

Total assets held under capital lease	9,740	9,796
Less: accumulated depreciation	(3,910)	(4,723)

Net assets under capital lease	$5,830	$5,073

The following are the minimum lease payments for assets financed under capital lease arrangements as of December 31, 2012 and for each of the next five years and thereafter:

Fiscal year:
2013	$1,564
2014	1,052
2015	1,003
2016	480
2017	—
Thereafter	—

Total minimum lease payments under capital lease obligations	4,099
Less: future interest expense	(501)

Net minimum lease payments under capital leases obligations	3,598
Less: current portion of net minimum lease payments	(1,317)

Long-term net minimum lease payments	$2,281

Maturities

The principal amounts due under our remaining debt obligations as of December 31, 2012 for each of the next five years and thereafter is as follows:

Fiscal year:
2013	$2,391
2014	295,797
2015	2,220
2016	2,220
2017	1,875
Thereafter	—

$304,503

Other Obligations

The Company has unsecured credit facilities with banks in certain countries outside the United States. Borrowings in the form of short-term notes and overdrafts are made at competitive local interest rates. Generally, each line is available only for borrowings related to operations in a specific country. Credit available under these facilities is approximately $6,381 at December 31, 2012. There were no outstanding borrowings made under these facilities at December 31, 2012 or 2011.

Fair Value of Debt

The estimated fair value of the Company’s debt instruments as of December 31, 2012 and December 31, 2011 was as follows:

	December 31, 2012	December 31, 2011
Term Loan	$192,752	$178,947
Borrowings under Revolving Credit Facility	104,407	59,357
6.5% Senior Convertible Notes	—	31,613
Capital lease obligations	3,598	6,464
Other obligations	11,628	2,190

Total fair value of debt instruments	$312,385	$278,571

The Term Loan, revolver borrowings, capital lease obligations and other obligations are classified within Level 2 of the fair value hierarchy. The fair values of these instruments have been estimated using discounted cash flow analyses based on the Company’s incremental borrowing rate for similar borrowing arrangements. A significant increase or decrease in the inputs could result in a directionally opposite change in the fair value of these instruments. The fair value of the Company’s 6.5% Notes at December 31, 2011 was estimated using market prices and was classified within Level 1 of the fair value hierarchy.